UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 18, 2005
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                Date of report (Date of earliest event reported)


                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


  Pennsylvania                    000-18833                    23-2598554
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 (State or other jurisdiction   (Commission                   (IRS Employer
  of incorporation)             File Number)               Identification No.)


 100 E. Lancaster Avenue, Downingtown, Pennsylvania              19335
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 (Address of principal executive offices)                     (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On March 18, 2005, Chester Valley Bancorp Inc. (the "Company") (NASDAQ: CVAL), parent company of First Financial Bank and Philadelphia Corporation for Investment Services, will be speaking to a group of institutional investors, high net worth individuals and analysts from leading brokerage firms in New York, NY on March 18, 2005. For further information, see the press release attached as Exhibit 99.2 and incorporated herein by reference.

Pursuant to Regulation FD, information is being attached as Exhibit 99.2 to this Current Report with respect to presentation materials, which will be provided or are being made available to the investment community by the Company. The materials provide an overview of the Company's strategy and performance. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be incorporated by reference into the Company's filings under the Securities Act of 1933.

The attached information may contain "forward-looking statements," either expressed or implied, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements with respect to the Company's strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.

Numerous competitive, economic, regulatory, legal and technology factors, among others, could cause the Company's financial performance to differ materially from goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of it.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits

The following exhibit is filed herewith.

        Exhibit                                 Description
        -------                   --------------------------------------
        99.2                      Press Release
        99.3                      Investor Presentation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Chester Valley Bancorp Inc.


Date      03/18/05                     By: /s/ Joseph T. Crowley
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                                           Joseph T. Crowley
                                           Chief Financial Officer & Treasurer


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